                                                        Exhibit Index on Page 16


      As filed with the Securities and Exchange Commission on April 9, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) APRIL 1, 1998


Commission File Number: 1-11954


                              VORNADO REALTY TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



MARYLAND                                                     22-1657560
--------------------------------------------------------------------------------
(State or other jurisdiction                              (I.R.S. Employer
 of incorporation)                                     Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                07663
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



                                 (201)587-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A amends ITEM 7 of Vornado Realty Trust's Current Report on Form 8-K previously filed with the Securities and Exchange Commission on April 8, 1998 to include page 13 which was omitted.


ITEM 1.     NOT APPLICABLE.


ITEM 2. On April 1, 1998, Vornado Realty Trust ("Vornado") closed its previously announced acquisition of a real estate portfolio from the Kennedy Family for approximately $630 million, consisting of $187 million in cash, $116 million in Operating Partnership Units, $77 million in existing debt and $250 million of newly issued debt. The transaction was financed with borrowings under the Company's revolving credit facility.

            The acquired real estate assets consist of a portfolio of properties used for office, retail and trade showroom space which aggregate approximately 5.3 million square feet and include the Merchandise Mart in Chicago. The transaction also includes the acquisition of Merchandise Mart Properties, Inc. which manages the properties and trade shows.

            This transaction was arrived at through an arms-length negotiation and was consummated through a subsidiary of Vornado Realty L.P., a limited partnership of which Vornado owns 92.7% and is the sole general partner.


ITEMS 3-6.  NOT APPLICABLE

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)-(b) There are filed herewith:

      (a) the historical Combined Statements of Revenues and Certain Operating Expenses of The Merchandise Mart Group of Properties and

      (b) the Condensed Consolidated Pro Forma Balance Sheet of Vornado Realty Trust as of December 31, 1997 and the Condensed Consolidated Pro Forma Income Statement of Vornado Realty Trust for the year ended December 31, 1997 commencing on page 11, prepared to give Pro Forma effect to the acquisition of The Merchandise Mart Group of Properties and the previously completed acquisitions and investments (Mendik Company, 90 Park Avenue, Arbor Property Trust, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, Charles E. Smith Commercial Realty L.P.,
            The Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza and
            150 East 58th Street). The Pro Forma data also includes information updated through December 31, 1997 for certain previously completed acquisitions which were disclosed in Form 8-K's previously filed with the Securities and Exchange Commission.

                                                                         PAGE
                                                                       REFERENCE
                                                                       ---------
      The Merchandise Mart Group of Properties
      Independent Auditors' Report ..................................     4
      Audited Combined Statements of Revenues and Certain Operating
       Expenses for the Year Ended December 31, 1997 ................     5
      Notes to Statements of Revenues and Certain Operating Expenses
       for the Year Ended December 31, 1997 .........................     6

      Pro Forma financial information
      Condensed Consolidated Pro Forma Balance Sheet at
        December 31, 1997 ...........................................    11
      Condensed Consolidated Pro Forma Income Statement
        for the Year Ended December 31, 1997 ........................    12
      Notes to Condensed Consolidated Pro Forma Financial Statements     14


      EXHIBIT NO.                   EXHIBIT
      -----------                   -------
         23            Consent of independent auditors to incorporation
                       by reference.

         99.1          Press release dated April 2, 1998, of Vornado Realty
                       Trust, announcing the completion of its acquisition of The Merchandise Mart and other properties from the Kennedy Family.

ITEM 7A.    NOT APPLICABLE.

ITEM 8-9.   NOT APPLICABLE.

                              ARTHUR ANDERSEN LLP

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of the Partnerships and Members of the LLC's:

We have audited the accompanying combined statement of revenue and certain operating expenses (described in Note 2) of THE MERCHANDISE MART GROUP OF PROPERTIES ("Properties")(See Note 1) for the year ended December 31, 1997. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Form 8-K of Vornado Realty Trust and is not intended to be a complete presentation of the Properties' revenue and certain expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses of The Merchandise Mart Group of Properties (See Note 1) for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                   ARTHUR ANDERSEN LLP

Chicago, Illinois
April 8, 1998

                    THE MERCHANDISE MART GROUP OF PROPERTIES
                                  (SEE NOTE 1)

                      COMBINED STATEMENTS OF REVENUES AND
                           CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                    YEAR ENDED
                                   DECEMBER 31,
                                      1997
                                   ------------
REVENUES:
     Rentals, net                  $96,451,473
     Parking revenues                1,124,720
     Interest income                   897,384
     Other income                      602,528
                                   -----------
         Total operating revenues   99,076,105
                                   -----------
CERTAIN OPERATING EXPENSES:
     Operating                      14,414,929
     Real estate taxes              14,186,862
     Marketing                       8,572,659
     Utilities                       7,048,119
     Administrative                  3,703,852
     Management fees (Note 5)        2,095,183
                                   -----------
         Total certain expenses     50,021,604
                                   -----------

REVENUE IN EXCESS OF CERTAIN
     OPERATING EXPENSES            $49,054,501
                                   ===========

                    THE MERCHANDISE MART GROUP OF PROPERTIES

         NOTES TO STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

1.   ORGANIZATION

     The accompanying statement includes the accounts of the properties known as "The Merchandise Mart" owned by Merchandise Mart Owners, Ltd. ("MMOL"), "The Apparel Center" owned by World Trade Center Chicago, L.L.C. ("WTCC"), "The Washington Office Center" of which the building is owned by WDC Associates Limited Partnerships ("WDCLP"), and the land is owned by Fourth and D Street Partners Limited Partnership ("FDS"), and "The Washington Design Center", of which the building is owned by Washington Design Center Limited Liability Company ("WDCLLC") and the land is owned by FDS (80.7514% interest) and Virginia Avenue Limited Partnership ("VALP")(19.4286% interest)(collectively referred to as the "Properties"). All of these properties are owned by the various interests of the Joseph P. Kennedy family, and all of these properties were sold to Vornado Realty Trust on April 1, 1998.

     A breakdown of the occupied space of the Properties as of December 31, 1997 is as follows:

                                       PERCENT SQUARE FOOTAGE 1997
                                   -----------------------------------
                                            Apparel
                                   MMOL      Center   WDCLP     WDCLLC
                                   ----     --------  -----     ------
          Office/Retail             39%       59%      100%        6%
          Home furnishing           21        --        --        82
          Contract furnishings      17        --        --        12
          Gift                      13        --        --        --
          Apparel                   --        41        --        --
          Expo Center                8        --        --        --
          Building products          2        --        --        --
                                   ---       ---       ---       ---
                                   100%      100%      100%      100%

2.   BASIS OF PRESENTATION

     The combined statement of revenue and certain operating expenses for the year ended December 31, 1997 relates to the operations of the Properties. The accompanying financial statement excludes certain expenses, such as interest, depreciation and amortization, professional fees, revenue and expenses related to land held for development which is not being sold to Vornado Realty Trust, and other costs not directly related to the operations of the Properties, in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Management is not aware of any material factors relating to the Properties which would cause the reported financial information not to be necessarily indicative of future operating results.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a. BASIS OF REPORTING -- The financial statement is presented on the accrual basis of accounting.

     b. RENTAL REVENUE -- Rentals from tenants with scheduled rent increases and rent abatements are recognized as revenue on a straight-line basis over the respective lease term.

     c. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   HOTEL LEASE

     WTCC is a party to a lease with a hotel operator whereby the operator, at its own expense, constructed a hotel atop The Apparel Center. The lease, which has a term of 65 years commencing January, 1977, provides for an annual base rental of $159,600, additional rent payable based on hotel revenue, as defined, and an allocation of certain real estate taxes, rehabilitation and maintenance costs.

5.   TRANSACTIONS WITH AFFILIATES

     Merchandise Mart Properties, Inc. (Delaware)("MMPI-(Del.)"), which is owned by certain of the owners of the Properties, owns Merchandise Mart Properties, Inc. ("MMPI"). As a convenience, certain amounts are disbursed or collected by one entity on behalf of another.

     a. The Properties reimburse MMPI for certain payroll-related expenses incurred on behalf of The Properties.

     b. The Properties paid MMPI management fees of $1,992,255 during 1997. Fees are calculated using various percentages of gross revenues as adjusted for uncollectible accounts and as summarized below:


                                                   APPLICABLE
                       TYPE OF REVENUE             PERCENTAGE
               ---------------------------------  -------------
               Showroom (Chicago)                      3.0%
               Showroom (Washington, D.C.)             2.0%
               Office, retail, exposition, hotel
                    parking and tenant services        1.5%

     Beginning 1996, MMPI became a tenant of MMOL. MMPI is master leasing the entire 8th floor for the development and operations of the new market suite showrooms. The space consists of 163,133 rentable square feet. The lease period commenced June 1, 1996 through December 31, 2006, a term of 10 years, 7 months. In 1997, the market suite showrooms added an additional 102,366 square feet on the 8th and 12th floors. The area was added by lease amendment and is coterminous with the original lease. MMPI shall pay to MMOL a monthly amount equal to the base rent, as defined. MMPI paid MMOL $4,070,112 during 1997.

     Mart Franchise Center, Inc., a subsidiary of MMPI, doing business as Franchising and Licensing World Center ("FLWC"), Inc., is currently master leasing 35,498 rentable square feet located on the 2nd floor of MMOL. The FLWC is a permanent exhibition/sales facility for the franchising and licensing industries as well as provides related support services. The lease period commenced January 1, 1996, and continues through March 31, 2016, a term of 20 years, 3 months. FLWC's monthly base rent is equal to $32,000 as required by the lease.

6.   FUTURE MINIMUM RENTALS UNDER TENANT LEASES:

     The Properties lease showroom, office and retail space under noncancellable operating leases with terms ranging from 1 to 15 years. Future minimum rentals to be received as of December 31, 1997, are summarized as follows:

               Year ending December 31 --
               1998                              $ 80,145,725
               1999                                76,239,847
               2000                                70,328,042
               2001                                62,426,073
               2002                                56,035,641
               Future years                       256,707,314
                                                 ------------
                   Total future minimum rentals  $601,882,642
                                                 ============

7.   PROPERTY DAMAGE INSURANCE

     Property damage insurance for The Apparel Center and The Merchandise Mart is written on a combined, agreed amount basis. The combined, agreed amount exceeds the replacement value of The Apparel Center. However, based on management's evaluation, the combined replacement of The Apparel Center and The Merchandise Mart structures and other personal property exceeds the insured coverage.

8.   SALE OF EQUIPMENT

     On December 31, 1996, pursuant to the Asset Purchase Agreement, MMOL sold and transferred to Unicom Thermal Technologies, Inc. ("UTT") certain fixtures and equipment to be used by UTT in the production of chilled water.

     The purchase price for the fixtures and equipment was, in the aggregate, $7,680,000. Payment of the purchase price is divided into three equal installments of $2,560,000. The first installment was received by MMOL on December 31, 1996. The second installment was received on December 30, 1997 and the third installment is due on December 31, 1998.

     Contemporaneously with the sale of fixtures and equipment, MMOL and UTT entered into a lease, pursuant to which MMOL will lease certain space to UTT in The Merchandise Mart and a chilled water service agreement by which UTT will provide The Merchandise Mart with chilled water.

Pursuant to the chilled water service agreement UTT agreed to meet MMOL's cooling needs in the building up to the contract capacity on the terms and subject to the conditions set forth within the chilled water service agreement. MMOL is obligated to pay UTT the contract capacity charge equal to $90,735 usage charge or any other charges every month with respect to service during the term of this agreement.

The commencement date was January 1, 1997. The term of this agreement is for twenty (20) years subject to early termination or extension as provided for within the agreement, as defined. The lease term is the same as specifically provided in the chilled water service agreement. Commencing on January 1, 2002 (the rent commencement date) UTT shall pay to MMOL an annual base rent equal to $155,000, payable in equal monthly installments. The base rent shall be adjusted on an annual basis in accordance with the escalation provision, as defined.

UTT is obligated to pay all costs of the operation of UTT's business in the building, including utility charges. Following the expiration or termination of the chilled water service agreement, certain fixtures and equipment purchased by UTT pursuant to the asset purchase agreement are required to be returned to MMOL.

PRO FORMA FINANCIAL INFORMATION:

      The unaudited condensed consolidated pro forma financial information attached presents: (A) the condensed consolidated pro forma income statements of Vornado Realty Trust ("Vornado") for the year ended December 31, 1997, as if (i) the acquisition of The Merchandise Mart Group of Properties ("Merchandise Mart") and (ii) the previously completed acquisitions and investments (Mendik Company, 90 Park Avenue, Arbor Property Trust, Americold Corportion and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, Charles E. Smith Commercial Realty L.P., The Hotel Pennsylvania, 640 Fifth Avenue, One Penn
Plaza and 150 East 58th Street) and the financings attributable thereto, had occurred on January 1, 1997 and (B) the condensed consolidated pro forma balance sheet of Vornado as of December 31, 1997, as if the above acquisitions had occurred on December 31, 1997. The Pro Forma data also includes information updated through December 31, 1997 for certain previously completed acquisitions which were disclosed in Form 8-K's previously filed with the Securities and Exchange Commission.

      The unaudited condensed consolidated pro forma financial information is not necessarily indicative of what Vornado's actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent Vornado's results of operations or financial position for any future period.

      The unaudited condensed consolidated pro forma financial information should be read in conjunction with the Consolidated Financial Statements and notes thereto included in Vornado's Annual Report on Form 10-K for the year ended December 31, 1997 and the Combined Statements of Revenues and Certain Operating Expenses of The Merchandise Mart Group of Properties included herein. In management's opinion, all adjustments necessary to reflect these transactions have been made.

                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                               DECEMBER 31, 1997
                                  (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                                            HISTORICAL
                                                   ----------------------------                         PRO FORMA
                                                                    PREVIOUSLY                         ADJUSTMENTS
                                                                    COMPLETED           COMPANY      FOR MERCHANDISE      TOTAL
                                                    VORNADO        ACQUISITIONS         PRO FORMA     MART ACQUISITION   PRO FORMA
                                                   ------------    ------------        ----------     -----------------  ---------
ASSETS:
      Real estate, net                               $1,390,659      $ 410,000         $1,918,659     $ 600,000 (A)      $2,518,659
                                                                       118,000
      Cash and cash equivalents                         417,502       (118,000)           299,502      (187,000)(A)         112,502
      Investment in partially-owned
         entities, including investment in
         and advances to Alexander's                    482,787                           482,787        30,000 (A)         512,787
      Mortgage loans receivable                          88,663                            88,663                            88,663
      Receivable arising from straight-
         lining of rents                                 24,127                            24,127                            24,127
      Other assets                                      120,351                           120,351                           120,351
                                                     ----------      ---------         ----------     ---------          ----------
                                                     $2,524,089      $ 410,000         $2,934,089     $ 443,000          $3,377,089
                                                     ==========      =========         ==========     =========          ==========

LIABILITIES:
      Notes and mortgages payable                    $  956,654      $ 410,000         $1,366,654     $ 327,000 (A)      $1,693,654
      Deferred leasing fee income                         9,927                             9,927                             9,927
      Officer's deferred compensation
         payable                                         25,000                            25,000                            25,000
      Other liabilities                                  40,179                            40,179                            40,179
                                                     ----------      ---------         ----------     ---------          ----------
                                                      1,031,760        410,000          1,441,760       327,000           1,768,760
                                                     ----------      ---------         ----------     ---------          ----------
Minority interest of unitholders in the
      Operating Partnership                             178,567                           178,567       116,000 (A)         294,567
                                                     ----------      ---------         ----------     ---------          ----------

EQUITY:
      Total equity                                    1,313,762                         1,313,762                         1,313,762

                                                     ----------      ---------         ----------     ---------          ----------
                                                     $2,524,089      $ 410,000         $2,934,089     $ 443,000          $3,377,089
                                                     ==========      =========         ==========     =========          ==========

                CONDENSED CONSOLIDATED PRO FORMA INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                        HISTORICAL      PRO FORMA
                                                        PREVIOUSLY                      MERCHANDISE     ADJUSTMENTS
                                           HISTORICAL    COMPLETED           COMPANY        MART        FOR MERCHANDISE     TOTAL
                                           VORNADO      ACQUISITIONS (1)    PRO FORMA   ACQUISITION    MART ACQUISITION   PRO FORMA
                                           ----------   ----------------    ---------   ------------   ----------------   ---------
REVENUES:
    Property rentals                        $168,321       $145,182           $313,503     $ 96,451      $  1,922 (B)    $ 411,876
    Expense reimbursements                    36,652         31,622             68,274            -                         68,274
    Other income                               4,158          9,538             13,696        2,625                         16,321
                                            --------       --------           --------     --------      --------        ---------
                                             209,131        186,342            395,473       99,076         1,922          496,471
                                            --------       --------           --------     --------      --------        ---------
EXPENSES:
    Operating                                 74,745         88,215            162,960       50,022        (1,993)(C)      210,989
    Depreciation and amortization             22,983         26,703             49,686            -        11,392 (D)       61,078
    General and administrative                13,580          4,026             17,606            -                         17,606
    Amortization of officer's deferred
       compensation expense                   22,917                            22,917            -                         22,917
                                            --------       --------           --------     --------      --------        ---------
                                             134,225        118,944            253,169       50,022         9,399          312,590
                                            --------       --------           --------     --------      --------        ---------
Operating income (loss)                       74,906         67,398            142,304       49,054        (7,477)         183,881
    Income applicable to Alexander's           7,873                             7,873                                       7,873
    Income from partially owned entities       4,658          8,468             13,126                                      13,126
    Interest and other investment
       income                                 23,767         (1,688)            22,079                                      22,079
    Interest and debt expense                (42,888)       (33,114)           (76,002)                   (36,398)(E)     (112,400)
    Minority interest of unitholders in
       the Operating Partnership              (7,293)        (3,077)           (10,370)                    (4,048)(F)      (14,418)
                                            --------       --------           --------     --------      --------        ---------
Net income (loss)                             61,023         37,987             99,010       49,054       (47,923)         100,141
Preferred stock dividends                    (15,549)        (5,137)           (20,686)                                    (20,686)
                                            --------       --------           --------     --------      --------        ---------
Net income (loss) applicable to
   common shares                            $ 45,474       $ 32,850           $ 78,324     $ 49,054      $(47,923)       $  79,455
                                            ========       ========           ========     ========      ========        =========

Net income per common share - basic
   (based on 55,098 shares and 80,874
   shares)                                  $   0.83                                                                     $     .98
                                            ========                                                                     =========
Net income per common share - diluted
   (based on 57,217 shares and 82,993
   shares)                                  $   0.79                                                                     $     .96
                                            ========                                                                     =========

                CONDENSED CONSOLIDATED PRO FORMA INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                       HISTORICAL       PRO FORMA
                                                          PREVIOUSLY                   MERCHANDISE     ADJUSTMENTS
                                           HISTORICAL      COMPLETED       COMPANY        MART       FOR MERCHANDISE        TOTAL
                                             VORNADO    ACQUISITIONS(1)  PRO FORMA    ACQUISITION   MART ACQUISITION     PRO FORMA
                                           -----------    -----------    -----------    -----------    -----------       -----------
OTHER DATA:
Funds from Operations (2):
      Net income (loss) applicable to
         common shares                     $    45,474    $    32,850    $    78,324    $    49,054    $   (47,923)   $    79,455
      Depreciation and amortization
         of real property                       22,413         24,602         47,015             --         11,867         58,882
      Straight-lining of property rent
         escalations                            (3,359)        (7,134)       (10,493)        (3,807)        (1,922)       (16,222)
      Leasing fees received in excess
         of income recognized                    1,733             --          1,733             --             --          1,733
      Proportionate share of adjustments
         to income from equity
         investments to arrive at FFO            6,358         30,964         37,322             --             --         37,322
      Non-recurring lease cancellation
         income and write-off of related
         costs                                      --        (11,581)       (11,581)            --             --        (11,581)
                                           ===========    ===========    ===========    ===========    ===========    ===========
                                           $    72,619    $    69,701    $   142,320    $    45,247    $   (37,978)   $   149,588
                                           ===========    ===========    ===========    ===========    ===========    ===========

CASH FLOW PROVIDED BY (USED IN):
        Operating activities               $   110,754    $    55,251    $   166,005    $    45,247    $   (37,978)   $   173,274
        Investing activities               $(1,064,484)   $  (285,384)   $(1,349,868)   $        --    $(1,217,000)   $(2,566,868)
        Financing activities               $ 1,219,988    $   283,384    $ 1,503,372    $        --    $ 1,125,000    $ 2,628,372



-----------

(1) Certain revenue and expense items have been reclassified to conform to Vornado's presentation.

(2) Funds from operations does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs which is disclosed in the Consolidated Statements of Cash Flows for the applicable periods. There are no material legal or functional restrictions on the use of funds from operations. Funds from operations should not be considered as an alternative to net income as an indicator of Vornado's operating performance or as an alternative to cash flows as a measure of liquidity. Management considers funds from operations a supplemental measure of operating performance and along with cash flow from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of Vornado to incur and service debt, to make capital expenditures and to fund other cash needs. Funds from operations may not be comparable to similarly titled measures employed by other REITs since a number of REITs, including Vornado's, method of calculating funds from operations is different from that used by NAREIT. Funds from operations, as defined by NAREIT, represents net income applicable to common shares before depreciation and amortization, extraordinary items and gains or losses on sales of real estate. Funds from operations as disclosed above has been modified to adjust for the effect of straight-lining of property rentals for rent escalations and leasing fee income.

         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


Basis of Pro Forma:


         The unaudited Condensed Consolidated Pro Forma Financial Statements were prepared to give Pro Forma effect to the acquisition of The Merchandise Mart Group of Properties ("Merchandise Mart"). The previously completed acquisitions and investments (Mendik Company, 90 Park Avenue, Arbor Property Trust, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, Charles E. Smith Commercial Realty L.P., The Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza and 150 East 58th Street) are included in "Historical Vornado" from their respective dates of acquisition. The column headed "Previously Completed Acquisitions" includes the results of operations of those entities for the period of time during 1997 prior to their acquisition. The Pro Forma data also includes information updated through December 31, 1997 for certain previously completed acquisitions which were disclosed in Form 8-K's previously filed with the Securities and Exchange Commission.

         Acquisitions were consummated through subsidiaries or preferred stock affiliates of Vornado and were recorded under the purchase method of accounting. Net assets and have been included in these financial statements since their respective dates of acquisition. The respective purchase costs were allocated to acquired assets and assumed liabilities using their relative fair values as of the closing dates, based on valuations and other studies which are not yet complete. Accordingly, the initial valuations are subject to change as such information is finalized. Vornado believes that any such change will not be significant since the allocations were principally to real estate.


The following adjustments were required to give pro forma effect to the Merchandise Mart acquisition:

Pro Forma December 31, 1997 Balance Sheet:

         (A) Reflects the acquisition of a real estate portfolio from the Kennedy Family for approximately $630 million (including $30 million for the acquisition of Merchandise Mart Properties, Inc. which manages the properties and trade shows), consisting of $187 million in cash, $116 million in Operating Partnership Units, $77 million in existing debt and $250 million of newly issued debt.

Pro Forma December 31, 1997 Income Statement:

         (B) To adjust rentals for the year ended December 31, 1997 arising from the straight-lining of tenant leases that contain escalations over the lease term.
         (C) To record equity in Management Company equal to management fees charged to properties.
         (D) Adjustment to depreciation expense for the year ended December 31, 1997 for the acquisition of The Merchandise Mart Group of Properties.
         (E) To reflect (i) interest for newly issued debt of approximately $250,000 at LIBOR plus 1.35% (6.85% at January 1, 1997) (ii)
                  historical interest for existing debt of approximately
                  $77,000 and (iii) interest on the revolving credit facility at LIBOR plus .83% (6.8% at December 31, 1997).
         (F) To reflect preferred dividend at a blended rate of 6.0% on $67,467 of preferred units.


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
                              VORNADO REALTY TRUST


                                   SIGNATURES






         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  VORNADO REALTY TRUST
                                                  --------------------
                                                     (Registrant)



Date: April 9, 1998                                  /s/ Irwin Goldberg
                                                  -----------------------
                                                      IRWIN GOLDBERG
                                                      Vice President,
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS



                                                                        PAGE
   EXHIBIT NO.                      EXHIBIT                          REFERENCE
   -----------                      -------                          ---------
      23.           Consent of independent auditors to
                    incorporation by reference...........................17


      99.1          Press release dated April 2, 1998, of
                    Vornado Realty Trust, announcing the
                    completion of its acquisition of The
                    Merchandise Mart and other properties
                    from the Kennedy Family..............................18


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